UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Commission File Number 001-39223

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2600 South Shore Blvd., Suite 300, League City, Texas 77573

(Address of principal executive offices)

682-708-8250

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Stock Market

EXPLANATORY NOTE

Muscle Maker Inc. (“we”, “us”, “Muscle Maker” or the “Company”), a Nevada corporation, is filing this Amendment No. 1 on Form 8-K/A (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) originally filed on May 18, 2021 (the “Original Filing”), to file the audited financial statements for the fiscal years ended December 31, 2020 and 2019 (the “Audited Financial Statements”) and the unaudited financial statements for the three months ended March 31, 2021 and 2020 (the “Unaudited Financial Statements”) of PKM Stamford, LLC, Poke Co., LLC, LB Holdings LLC, TNB Holdings, LLC, Poke Co Holdings LLC, GLL Enterprises, LLC, and TNB Holdings II, LLC (collectively, the Poke Entities”), which were acquired by the Company on May 14, 2021, and to file related updated pro forma financial information of the Poke Entities.

As discussed more fully in our Original Filing, on May 18, 2021, the Company completed the acquisitions of the PKM Stamford, LLC, Poke Co., LLC, LB Holdings LLC, and TNB Holdings, LLC, each a Connecticut limited liability company (collectively, the “Poke Entities I”) and Poke Co Holdings LLC, GLL Enterprises, LLC, and TNB Holdings II, LLC, each a Connecticut limited liability company (collectively, the “Poke Entries II”) contemplated by the two Membership Interest Purchase Agreements as more fully described in the Original Filing.

The Audited Financial Statements, the Unaudited Financial Statements and the updated pro forma financial information relating to the acquisition of the Poke Entities, included in this Amended Filing serve as Amendment No. 1 to the Original Filing. Except for the Audited Financial Statements, the Unaudited Financial Statements and updated pro forma financial information included in this report, this Amended Filing does not amend or restate the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by the Company in the Original Filing, the Company completed the acquisition of the Poke Entities. The Company hereby amends the Original Filing report to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K in connection with the acquisition of the Poke Entities.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statement of Business Acquired

Audited financial statements of the Poke Entities for the years ended December 31, 2020 and 2019 (filed as Exhibit 99.1 to this Amended Filing and incorporated herein by reference)

Unaudited financial statements of Poke Entities and the Poke Entities II for the three months ended March 31, 2021 and 2020 (filed as Exhibit 99.2 to this Amended Filing and incorporated herein by reference)

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements (filed as Exhibit 99.1 to this Amended Filing and incorporated herein by reference)

(c) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Benjamin & Ko

99.1	Audited financial statements of the Poke Entities for the years ended December 31, 2020 and 2019

99.2	Unaudited financial statements of Poke Entities and the Poke Entities II for the three months ended March 31, 2021 and 2020

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	Chief Executive Officer

Date:	July 28, 2021
League City, Texas